SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2004

MPW INDUSTRIAL SERVICES GROUP, INC.

(Exact name of registrant as specified in its charter)

OHIO	0-23335	31-1567260
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9711 Lancaster Road, S.E., Hebron, Ohio 43025

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (740) 927-8790

Item 5. Other Events and Regulation FD Disclosure

On June 21, 2004, MPW Industrial Services Group, Inc. issued a press release regarding organizational changes within the Company. The press release is attached to this report as Exhibit 99.1.

Item 7. Financial Statements and Exhibits

(a)	None required.

(b)	None required.

(c)	Exhibits.

99.1    Press Release issued June 21, 2004 containing information regarding organizational changes within the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MPW INDUSTRIAL SERVICES GROUP, INC.

Date: June 23, 2004	By:	/s/ Robert Valentine
Robert Valentine
Vice President, Chief Financial Officer, Chief Operating Officer, Secretary and Treasurer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release issued June 21, 2004